UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2025

C2 Blockchain, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56340	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

123 SE 3rd Avenue, #130
Miami, Florida 33131

(Address of principal executive offices)

888-437-3432

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.02     Unregistered Sales of Equity Securities

The issuance of the shares of the Company’s Common Stock in connection with the financing is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon exemptions from the registration requirements of the Securities Act for transactions not involving a public offering. This includes, but is not limited to, the exemption provided pursuant to Rule 506(b) of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act for offers and sales of restricted securities in a private, non-public transaction to accredited investors, as defined in Rule 501 of Regulation D.

On February 20, 2025, Avrohom David Friesel, with an address of 1 Roosevelt Ave, Spring Valley, NY 10977, was issued 1,000,000 restricted common shares at a price of $0.04 per share. The securities were sold in a private placement to the foregoing accredited investor, as defined in Rule 501 of Regulation D. No commissions were payable in connection with this transaction. The proceeds from this offering will be used for general corporate purposes and working capital.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934. You can identify these forward-looking statements by words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or similar expressions. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section titled “Risk Factors” in our offering circular dated [Date], filed with the SEC. These risk factors may be updated periodically in our SEC filings, which are available at www.sec.gov. Accordingly, actual outcomes or results may differ materially from those indicated in these statements. These factors should not be considered exhaustive and should be read alongside other cautionary statements in our filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statement, whether due to new information, future developments, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C2 Blockchain, Inc.

Date: March 9, 2025	By	/s/ Levi Jacobson
Levi Jacobson
Chief Executive Officer